UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 23, 2023, Galecto, Inc. (the “Company,” or “Galecto”) issued a press release announcing updated clinical data from its Phase 1b/2a GALLANT-1 trial evaluating the combination of atezolizumab (Tecentriq®) and GB1211, Galecto’s first-in-class, oral small-molecule galectin-3 inhibitor candidate, in the first-line treatment of patients with metastatic/advanced non-small cell lung cancer. As part of Galecto’s recently announced strategic alternative process, Galecto also announced that it will not initiate Part B of the GALLANT-1 trial. The information in the press release attached as Exhibit 99.1 to this report is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: October 23, 2023	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer